EXHIBIT 23(Q)

                                POWER OF ATTORNEY

                        DAVIS NEW YORK VENTURE FUND, INC.
                  (1933 Act No. 2-29858, 1940 Act No. 811-1701)
                               DAVIS SERIES, INC.
                  (1933 Act No. 2-57209, 1940 Act No. 811-2679)
                        DAVIS INTERNATIONAL SERIES, INC.
                 (1933 Act No. 33-86578, 1940 Act No. 811-8870)
                                       AND
                        DAVIS VARIABLE ACCOUNT FUND, INC.
                 (1933 Act No. 333-76407, 1940 Act No. 811-9293)

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Arthur Don and Thomas Tays, and each of them, as the undersigned's attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all other applicable state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the date listed below.

REGISTRANTS:
------------
DAVIS NEW YORK VENTURE FUND, INC.
DAVIS SERIES, INC.
DAVIS INTERNATIONAL SERIES, INC.
DAVIS VARIABLE ACCOUNT FUND, INC.

BY:                                                  DATE:   January 11, 2001
   ---------------------------------------                ----------------------
Jeremy H. Biggs
Chairman of the Board of Directors

OFFICERS:

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Christopher C. Davis
Chief Executive Officer and/or President of each Registrant

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Sharra L. Reed
Treasurer, Chief Financial Officer
and Chief Accounting Officer
of each Registrant


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DIRECTORS:
(OF EACH REGISTRANT)

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Wesley E. Bass, Jr., Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Jeremy H. Biggs, Chairman of the
Board of Directors

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Marc P. Blum, Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Andrew A. Davis, Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Christopher C. Davis, Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Jerry D. Geist, Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
D. James Guzy, Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
G. Bernard Hamilton, Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Laurence W. Levine, Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Theodore B. Smith, Jr., Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Christian R. Sonne, Director

                                                     DATE:   January 11, 2001
------------------------------------------                ----------------------
Marsha Williams, Director


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